
j2 Global

Raymond James 34th Annual Investor Conference

(Based on Fourth Quarter and Annual 2012 Results)

March 6, 2013

j2 | eFax | eVoice | FuseMail | campaigner | KeepItSafe | onebox | ZIFF DAVIS

Safe Harbor for Forward-Looking Statements

Certain statements in this presentation are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, particularly those contained in the "2013 Guidance" slide. These forward-looking statements are based on management's expectations or beliefs as of March 6, 2013 and are subject to numerous assumptions, risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Readers should carefully review the Risk Factors slide of this presentation. We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements. Such forward-looking statements address the following subjects, among others:

- Future operating results
- Deployment of cash and investment balances to grow the company
- Ability to integrate and recognize synergies from acquired businesses
- Subscriber growth, retention, usage levels and average revenue per user
- Cloud service and digital media growth and continued demand for fax services
- International growth
- New products, services, features and technologies
- Corporate spending including stock repurchases
- Intellectual property
- Liquidity and ability to repay or refinance indebtedness'
- Network capacity, coverage, reliability and security
- Digital media content quality, website traffic, analytics and advertising levels
- Regulatory developments and taxes

All information in this presentation speaks as of March 6, 2013 and any distribution of this presentation after that date is not intended and will not be construed as updating or confirming such information.

Risk Factors

The following factors, among others, could cause our business, prospects, financial condition, operating results and cash flows to be materially adversely affected:

- Inability to sustain growth or profitability, particularly in light of an uncertain U.S. and worldwide economy and the related impact on customer acquisition, retention and usage levels and credit and debit card payment declines
- Level of debt limiting availability of cash flow to reinvest in the business; Inability to repay or refinance debt when due; and restrictive covenants relating to debt imposing operating and financial restrictions on business activities or plans
- Inability to maintain and increase our cloud services customer base and average revenue per user
- Inability to acquire businesses on acceptable terms or successfully integrate and realize anticipated synergies
- Inability to continue to expand our business and operations internationally
- New or unanticipated costs or tax liabilities, including those relating to federal and state income tax and indirect taxes, such as sales, value added and telecom taxes
- Inability to maintain required services on acceptable terms with financially stable telecom, co-location and other critical vendors
- Failure to offer compelling digital media content causing reduced traffic and advertising levels; loss of advertisers or reduction in advertising spend
- Inability to manage certain risks inherent to our business, such as fraudulent activity, system failure or a security breach
- Competition from other similar providers with regard to price, service, content and functionality
- Inability to obtain telephone numbers in sufficient quantities on acceptable terms and in desired locations
- Enactment of burdensome telecom, Internet, advertising or other regulations, or being subjected to existing regulations
- Reduced use of fax services due to increased use of email, scanning or widespread adoption of digital signatures or otherwise
- Inability to adapt to technological change and diversify services & related revenues at acceptable levels of financial return
- Inadequate intellectual property protection, expiration of key patents or violations of third party intellectual property rights
- Loss of services of executive officers and other key employees
- Other factors set forth in our Annual Report on Form 10-K filed by us on March 1, 2013 with the Securities and Exchange Commission ("SEC") and the other reports we file from time-to-time with the SEC

Solution Overview

j2 Global

Cloud

Direct Inward Dial (DID)

Fax

eFax®
myfax®
faxcom
smartfax™

69% Total Revenue[1]

Voice

eVoice®
onebox

14% Total Revenue[1]

Non-DID-based

Email

Hosted Email: FuseMail®

Email Marketing: campaigner

5% Total Revenue [1]

Backup

KeepItSafe®

1% Total Revenue [1]

CRM

campaignerCRM™

1% Total Revenue [1]

Media

Digital Publishing

AppScout
PC
Gearlog
geek.com
Ziff Davis
ExtremeTech
LogicBuy
BuyerBase
TechSaver
IGN
AskMen For The Better Man

10% Total Revenue[1]

j2 offers a complete suite of cloud and media services on desktop and mobile devices.

Note: *Excludes "Other" revenues, which represented 2% in the December 2012 quarter, consist of patent licensing and sales, advertising and revenue share from customers' use of premium rate telephone numbers.*
(1) Revenue breakdown based on December 2012 quarter.

Financial Highlights

Q4 and Full Year 2012 Non-GAAP Results

	Q4 2012 Non-GAAP		FY 2012 Non-GAAP	
	$	Margin	$	Margin
Revenues	$102.0M		$371.4M	
Gross Profit/Margin	$83.6M	81.9%	$305.2M	82.2%
Operating Profit/Margin	$45.1M	44.2%	$172.1M	46.3%
EPS (1)	$0.70/Share		$2.69/Share	
EBITDA (2)	$52.3M		$196.0M	
Free Cash Flow (3)	$45.2M		$166.0M	
Cash and Investments			$343.6M	

(1) Non-GAAP earnings per diluted share excludes share-based compensation and related payroll taxes, domestic production activities tax deduction from prior years, certain acquisition-related integration costs, and gain on sale of investments, in each case net of tax, totaling $0.05 & $0.08 for Q4 2012 & FY 2012 respectively. See slide 23 for a reconciliation to earnings per diluted share. Non-GAAP net income amounts are not meant as a substitute for GAAP, but are solely for informational purposes.

(2) EBITDA is defined as net income plus fixed charges, income taxes, depreciation and amortization, share-based compensation, foreign currency gains and losses and certain acquisition-related integration costs. EBITDA for Q4 and fiscal 2012 under the Indenture Agreement relating to the Company's outstanding bonds excludes $4.1 million from Unrestricted Subsidiaries. EBITDA amounts are not meant as a substitute for GAAP, but are solely for informational purposes. See slide 22 for reconciliation of EBITDA to Net Income.

(3) Free cash flow is defined as net cash provided by operating activities, less purchases of property, plant and equipment, plus excess tax benefit (deficiency) from share-based compensation. See slide 22 for a reconciliation. Free cash flow amounts are not meant as a substitute for GAAP, but are solely for informational purposes.

Digital Media Update

Investment Rationale: Digital Media

- **Attractive Space**
  - Large, growing and disruptive market
  - Acquisition opportunities for premium brands in attractive verticals with proven management teams
  - Targets SOHO and SMB customers similar to our cloud services business
  - Superior marginal economics
  - Drive value through monetizing content, data, commerce
  - Fragmented industry facilitating follow on M&A
- **Market Size**
  - 2012 US online ad Spend is predicted to exceed $35B, 17.6% YoY increase [1]
    - 2011 U.S. online spend was $30B, 20.2% YoY increase [1]
    - 2015 predicted to reach $50B [1]
  - U.S. display media predicted to grow from $12.7B in 2012 to $28B in 2017 – 17% CAGR (by comparison, offline predicted to grow only 1.1%) [1]
    - Digital display spend represents approximately 33% of total digital spend in the U.S. (2nd only to search – 49%) [2]
    - Highest growth from video – 26% CAGR over the same period [1]
    - Average CPM rates predicated to nearly double from 2012 to 2017 ($2.66 to $4.68) [1]
  - Media buyers predicted to become more reliant on technology, data and analysis [1]

(1) Forrester 2012
(2) IAB 2012

Ziff Davis Overview

Web Traffic 2010-2012


Traffic in Millions
1,200
1,000
800
600
400
200
0
58
224
345
229
751
1,131
2010 2011 2012
Visits
2010 2011 2012
Page Views

Revenue & EBITDA (1)


$60
$50
$40
$30
$20
$10
$0
$14
$12
$10
$8
$6
$4
$2
$0
EBITDA

	FY 2010	FY 2011	FY 2012
Revenue	$11.0	$31.4	$48.5
EBITDA	$1.6	$7.1	$12.2

- 495% increase in web traffic visits from 2010 to 2012
- 394% increase in Page views over the same period
- Revenue of $48.5 million generated in 2012 compared to $11.0 million in 2010 (CAGR at 64%)
- EBITDA margin of 25% in 2012

(1) 2010 Actual represents period from June 4th to December 31, 2010. EBITDA is defined as net income plus fixed charges, income taxes, depreciation and amortization, share-based compensation, foreign currency gains and losses and certain acquisition-related integration costs. See slide 24 for reconciliation of EBITDA to Net Income.

Ziff Davis Opportunity Technology

- A Digital Media Company Informing/Influencing Buyers of Technology
- Tech & Telecom - second largest online ad category, ~ $7B (1)
- Proven management team
- History of successful turnaround/organic and EBITDA growth
- Organic: 100% of traffic to all sites is organic (SEO, direct, referrals, social)
- Mobile: 492% increase in Visits via mobile devices from 2010 to 2012
- Social: 497% increase in Visits via Social from 2010 to 2012
- Produce lab-driven content and research attracting in-market audiences

(1) IAB 2012

IGN Opportunity Gaming & Lifestyle

- Key Statistics
  - 1.4B annual visits (2012) [1]
  - 5.2B page views (2012) [1]
  - 1.6B video streams (2012) [1]
  - 74k video game reviews, 130k published videos, 1M gallery images
  - 243 index against Male 18-34 audience [2]
- Opportunities & Benefits to j2
  - Expand media into gaming & lifestyle
  - Double revenue at less than 1x multiple
  - Makes Ziff Davis the 2th largest digital publisher in the category

AskMen
FOR THE BETTER MAN

(1) Google Analytics
(2) @Plan

IGN Integration Plan

- Easy to Integrate, core functions mirror ZD: editorial, reviews, traffic, ad sales
- Accelerate traffic growth via referrals and page views per visit
- Build upon emerging video advertising business
- Opportunity to drive deal-based commerce revenue
- Adds substantial data signal and product expansion for BuyerBase
- Synergies in advertising, overhead, systems and real estate
- Makes Ziff Davis the 2th largest digital publisher in the category

IGN Entertainment

Cloud Update

Lowest Cancel Rate

- Cancel rate at record low
- Customer base growing in size and loyalty
  - Underscoring value of service to our customers
  - Resulting in long term value to j2
- Continue to improve
  - 5th consecutive quarter
  - 3rd consecutive calendar year



Cancel Rate (1)
3.5%
3.3%
3.0%
2.8%
2.5%
2.3%
2.0%
3.5%
2.8%
2.6%
2.4%
3.3%
2.6%
2.4%
2.3%
3.1%
2.6%
2.5%
2.3%
3.0%
2.7%
2.6%
2.2%
Record Low
Q1
Q2
Q3
Q4
2009
2010
2011
2012

(1) Cancel Rate is defined as cancels related to individual customer DIDs with greater than 4 months of continuous service (continuous service includes customer DIDs administratively canceled and reactivated within the same calendar month) and DIDs related to enterprise customers beginning with their first day of service, calculated monthly and expressed here as an average over the three months of the quarter.

2012/2013 Revenue Diversification

2012/2013 major events:

- Fax grew from ~$200MM in 2009 to ~$285MM Projected 2013, its percentage of j2 revenue dropped from 82% to 55%
- Fax – Organic growth driven by Corporate & Japan
- Voice - Organic growth US; expanded into Australia/New Zealand via Zintel acquisitions
- Email / CRM: 14% Growth YoY; Successful integration / re-brand of Landslide into Campaigner® CRM
- KeepItSafe® - expanded into New Zealand and Netherland regions; Revenue growth from $2.1M to $3.6M or 73% YoY
- Media - entered the market with Ziff Davis Q4. Continued growth in 2013 with IGN acquisition (more than doubling revenue in Q1 2013)

2013 Financial Outlook

2013 Guidance
(Reaffirmed March 6, 2013)

	Guidance
Revenues	$500M - $525M
Non-GAAP EPS (1)	$2.65 - $2.85

(1) Non-GAAP earnings per diluted share excludes share-based compensation and related payroll taxes, acquisition related integration costs, in each case net of tax. It is anticipated that the normalized tax rate for 2013 (exclusive of the release of reserves for uncertain tax positions) will be between 25% and 27%.

Quarterly Dividend / Repurchase Plan Extension

Quarterly Dividend

Timing

- Record Date - February 25th / Payment Date - March 4th

Payment Amount

- $0.2325 Per Share
- ~ 30% of Quarterly Non-GAAP Earnings / ~ $10M of Cash

Designed Not to Impact Operational or M&A Activities

Repurchase Plan Extension

- Five million share repurchase program commenced in February 2012
- 2.1 million shares repurchased under program through February 2013 scheduled end date
- Program extended through February 2014 with 2.9 million shares remaining available for repurchase

Supplemental Information

Metrics - Cloud

j2 Cloud

(in Thousands)	2011 Q1	2011 Q2	2011 Q3	2011 Q4	2012 Q1	2012 Q2	2012 Q3	2012 Q4
Total GAAP Revenues [1]	$73,384	$85,676	$86,026	$85,072	$86,652	$89,465	$93,245	$92,322
Adjustment	$10,326	$0	$0	$0	$0	$0	$0	$0
Total Non GAAP Revenues	$83,710	$85,676	$86,026	$85,072	$86,652	$89,465	$93,245	$92,322
Fixed Subscriber Revenues	$67,801	$69,222	$70,364	$69,513	$70,227	$72,187	$72,284	$72,021
Variable Subscriber Revenues	15,393	16,076	15,257	14,652	14,598	15,884	17,181	18,135
Subscriber Revenues	$83,194	$85,298	$85,622	$84,165	$84,825	$88,071	$89,466	$90,156
Other Licenses Revenues	516	378	405	907	1,827	1,394	3,779	2,166
Total Revenues	$83,710	$85,676	$86,026	$85,072	$86,652	$89,465	$93,245	$92,322
DID - Based Revenues	$77,432	$79,544	$79,856	$78,398	$78,561	$81,620	$83,102	$83,657
Non-DID Revenues	6,278	6,132	6,171	6,674	8,091	7,845	10,143	8,665
Total Revenues	$83,710	$85,676	$86,026	$85,072	$86,652	$89,465	$93,245	$92,322
Subscriber Revenues/Total Revenues	99.4%	99.6%	99.5%	98.9%	97.9%	98.4%	95.9%	97.7%
DID - Based/Total Revenues	92.5%	92.8%	92.8%	92.2%	90.7%	91.2%	89.1%	90.6%
% Fixed Subscriber Revenues	81.5%	81.2%	82.2%	82.6%	82.8%	82.0%	80.8%	79.9%
% Variable Subscriber Revenues	18.5%	18.8%	17.8%	17.4%	17.2%	18.0%	19.2%	20.1%
Paid DIDs [2]	1,929,540	1,960,698	1,993,556	2,002,892	2,025,199	2,057,994	2,077,057	2,093,941
Average Monthly Revenue/DID [3]	$13.30	$13.49	$13.27	$12.91	$12.85	$13.19	$13.27	$13.31
Cancel Rate [4]	2.6%	2.4%	2.5%	2.6%	2.4%	2.3%	2.3%	2.2%

(1) In Q1 2011, the Company made a change in the estimate regarding its remaining service obligations to its annual eFax® subscribers. As a result of system upgrades, the Company is now basing the estimate on the actual service obligations to these customers. As a result of this change, the Company recorded a one-time, non-cash, increase to deferred revenues of $10.3M with an equal offset to revenues.

(2) Paid DIDs reflect reserves for: anticipated product migration and/or price increase and a non-recurring adjustment for data clean up.

(3) Quarterly ARPU is calculated using our standard convention of applying the average of the quarter's beginning and ending base to the total revenue of the quarter.

(4) Cancel Rate is defined as cancels related to individual customer DIDs with greater than 4 months of continuous service (continuous service includes customer DIDs which are administratively cancelled and reactivated within the same calendar month), and DIDs related to enterprise customers beginning with their first day of service. Calculated monthly and expressed here as an average over the three months of the quarter.

Metrics – Media & Consolidated

j2 Media

		2011 Q1	2011 Q2	2011 Q3	2011 Q4	2012 Q1	2012 Q2	2012 Q3	2012 Q4
Web Traffic (1)	|-(in Millions)-|								
Visits		45	49	57	72	80	80	82	104
Pageviews		153	164	191	243	238	285	264	344

j2 Consolidated

		2011 Q1	2011 Q2	2011 Q3	2011 Q4	2012 Q1	2012 Q2	2012 Q3	2012 Q4
Total GAAP Revenues (2)	|-(in Thousands)-|	$73,384	$85,676	$86,026	$85,072	$86,652	$89,465	$93,245	$102,033
Adjustment		$10,326	$0	$0	$0	$0	$0	$0	$0
Total Non GAAP Revenues		$83,710	$85,676	$86,026	$85,072	$86,652	$89,465	$93,245	$102,033
Cash & Investment	(millions)	$126.7	$171.7	$193.8	$220.9	$193.3	$206.8	$469.8	$343.6
Free Cash Flow (3)	(millions)	$38.2	$42.0	$37.2	$40.1	$38.1	$45.6	$37.1	$45.2
Diluted EPS - GAAP		$ 0.66	$ 0.61	$ 0.54	$ 0.62	$ 0.60	$ 0.67	$ 0.69	$ 0.65
Diluted EPS - Non-GAAP		$ 0.60	$ 0.65	$ 0.64	$ 0.64	$ 0.64	$ 0.70	$ 0.65	$ 0.70
EBITDA (4)	(millions)	$ 32.9	$ 45.9	$ 43.9	$ 46.1	$ 45.3	$ 47.9	$ 50.5	$ 52.3

(1) Web Traffic figures based on Omniture and Google Analytics

(2) In Q1 2011, the Company made a change in the estimate regarding its remaining service obligations to its annual eFax® subscribers. As a result of system upgrades, the Company is now basing the estimate on the actual service obligations to these customers. As a result of this change, the Company recorded a one-time, non-cash, increase to deferred revenues of $10.3M with an equal offset to revenues.

(3) Free cash flow is net cash provided by operating activities, less purchases of property, plant and equipment, plus excess tax benefits (deficiency) from share based compensation. Free cash flow amounts are not meant as a substitute for GAAP, but are solely for informational purposes. See slide 22 for computation and reconciliation of free cash flow.

(4) EBITDA is defined as net income plus fixed charges, income taxes, depreciation and amortization, share-based compensation, foreign currency gains and losses and certain acquisition-related integration costs. EBITDA for Q4 and fiscal 2012 under the Indenture Agreement relating to the Company's outstanding bonds excludes $4.1 million from Unrestricted Subsidiaries. EBITDA amounts are not meant as a substitute for GAAP, but are solely for informational purposes. See slide 22 for reconciliation of EBITDA to Net Income.

GAAP Reconciliation Free Cash Flow & EBITDA

($ in millions)

Free Cash Flow (1)

	Q1'11	Q2'11	Q3'11	Q4'11	Q1'12	Q2'12	Q3'12	Q4'12
Net cash provided by operating activities	$38.153	$42.398	$28.682	$41.515	$38.942	$46.382	$38.193	$46.394
Less: Purchases of property and equipment	($0.625)	($1.860)	($2.590)	($1.769)	($1.159)	($1.631)	($0.956)	($1.159)
Add: Excess tax (deficiency) benefit from share-based compensation	$0.679	$1.443	$11.124	$0.315	$0.286	$0.821	($0.091)	($0.055)
Add: IRS settlement	---	---	---	---	---	---	---	---
Free cash flows	**$38.207**	**$41.981**	**$37.216**	**$40.061**	**$38.069**	**$45.572**	**$37.146**	**$45.180**

EBITDA (2)

	Q1'11	Q2'11	Q3'11	Q4'11	Q1'12	Q2'12	Q3'12	Q4'12
GAAP Net Income (Loss)	$30.935	$28.515	$25.498	$29.819	$28.539	$31.188	$31.650	$30.286
Fixed charges	$0.031	$0.035	$0.041	$0.041	$0.041	$0.048	$3.760	$5.197
Provision for income taxes	($8.195)	$9.729	$11.236	$9.579	$8.352	$9.648	$7.880	$7.379
Depreciation and amortization and other non-cash items	$7.312	$7.203	$7.064	$7.171	$7.199	$7.429	$7.755	$8.901
Non-recurring (gains) losses	$2.858	$0.460	$0.015	($0.556)	$1.178	($0.386)	($0.526)	$0.519
EBITDA	**$32.940**	**$45.942**	**$43.855**	**$46.054**	**$45.309**	**$47.927**	**$50.519**	**$52.282**

(1) Free cash flow is net cash provided by operating activities, less purchases of property, plant and equipment, plus excess tax benefits (deficiency) from share based compensation. Free cash flow amounts are not meant as a substitute for GAAP, but are solely for informational purposes.

(2) EBITDA is defined as net income plus fixed charges, income taxes, depreciation and amortization, share-based compensation, foreign currency gains and losses and certain acquisition-related integration costs. EBITDA for Q4 and fiscal 2012 under the Indenture Agreement relating to the Company's outstanding bonds excludes $4.1 million from Unrestricted Subsidiaries. EBITDA amounts are not meant as a substitute for GAAP, but are solely for informational purposes.

FY GAAP Reconciliation Non-GAAP Earnings & EPS

	THREE MONTHS ENDED DECEMBER 31, 2012				TWELVE MONTHS ENDED DECEMBER 31, 2012					
	GAAP	(1) Share-based Compensation	(2) Acquisition and Exit Costs	Non-GAAP	GAAP	(1) Share-based Compensation	(2) Acquisition and Exit Costs	(3) Gain on Sale of Investment	(4) Additional Income Tax Benefit from Prior Years	Non-GAAP
Cost of revenues	18,659	(211)	(6)	18,442	67,013	(844)	(6)	—	—	66,163
Operating expenses:										
Sales and marketing	18,915	(426)	(90)	18,399	62,825	(1,543)	(90)	—	—	61,192
Research, development and engineering	4,826	(115)	(5)	4,706	18,624	(459)	(5)	—	—	18,160
General and administrative	17,385	(1,535)	(633)	15,217	60,772	(6,382)	(633)	—	—	53,757
Interest and other income (expense)	(4,583)	—	—	(4,583)	(7,240)	—	—	(180)	—	(7,420)
Income tax provision [(4)]	$ 7,379	548	149	$ 8,076	33,259	2,823	149	(43)	3,066	39,254
Net income attributable to j2 Global, Inc. common stockholders	$ 30,203	1,739	585	$ 32,527	$ 121,580	6,405	585	(137)	(3,066)	$ 125,367
Net income per share attributable to j2 Global®, Inc. common stockholders*:										
Basic	$ 0.66	0.04	0.01	$ 0.71	$ 2.63	0.14	0.02	(0.01)	(0.07)	$ 2.71
Diluted	$ 0.65	0.04	0.01	$ 0.70	$ 2.61	0.14	0.02	(0.01)	(0.07)	$ 2.69

Non-GAAP net income are GAAP net income with the following modifications:

(1) Elimination of share-based compensation expense and the associated payroll taxes
(2) Elimination of certain acquisition and related exit costs
(3) Elimination of gain on sale of certain investment
(4) Elimination of additional income tax benefit from prior years

Ziff Davis GAAP Reconciliation EBITDA

($ in thousands)

EBITDA (1)

	2010	2011	2012
GAAP Net Income (Loss)	($919)	$2,312	$631
Fixed charges	$41	$30	$128
Provision for income taxes	$206	$821	$1,154
Depreciation and amortization and other non-cash items	$752	$2,571	$6,184
Non-recurring (gains) losses	$1,528	$1,407	$4,115
EBITDA	**$1,608**	**$7,141**	**$12,212**

(1) 2010 Actual represents period from June 4th to December 31, 2010. EBITDA is defined as net income plus fixed charges, income taxes, depreciation and amortization, share-based compensation, foreign currency gains and losses and certain acquisition-related integration costs in 2012. EBITDA amounts are not meant as a substitute for GAAP, but are solely for informational purposes.

Note Ratios & Covenants

		$250 Million Senior Unsecured Notes 12/31/2012 Actual	% of Total
Total Cash & Investments	$	343.6	
Total Debt	$	250.0	14.7%
Total Market Capitalization (1)	$	1,452.1	85.3%
EBITDA - LTM 12/31/12 (2)	$	192.0	
Ratios			
Leverage Ratio - Net Debt / EBITDA LTM		1.30x	
Fixed Charge Ratio - EBITDA LTM / Interest Expense (3)		9.32x	
Lien Debt		1.30x	

Covenants

Restricted Payments are Limited if Leverage Ratio is greater than 1.75
Fixed Charge Ratio - Must not be less than 2.0 to 1.0 to incur additional debt
Lien Debt - Leverage ratio must not be worse than 2.0 to 1.0

Note: Dollars in millions.
(1) Market value of equity based on a closing share price of $31.62 as of 2/12/13 and total shares outstanding of 45.9mm.
(2) EBITDA is defined as net income plus fixed charges, income taxes, depreciation and amortization, share-based compensation, foreign currency gains and losses and certain acquisition- related integration costs. EBITDA for Q4 and fiscal 2012 under the Indenture Agreement relating to the Company's outstanding bonds excludes $4.1 million from Unrestricted Subsidiaries. EBITDA amounts are not meant as a substitute for GAAP, but are solely for informational purposes. See slide 22 for reconciliation of EBITDA to Net Income.
(3) Interest Expense has been annualized as senior note has been outstanding less than 12 months


j2 Global

Thank you.